EXHIBIT 32.2
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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Financial Officer of NBT Bancorp Inc. (the "Company"), hereby certifies that to his knowledge on the date hereof:

(a) the Form 10-K of the Company for the Annual Period Ended December 31, 2003, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Michael J. Chewens
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Michael J. Chewens
Senior Executive Vice President,
Chief Financial Officer and Corporate Secretary

March 15, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to NBT Bancorp Inc. and will be retained by NBT Bancorp Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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